WARRANTS OVER ORDINARY SHARES	12 Months Ended
Dec. 31, 2024
Warrants Over Ordinary Shares [Abstract]
WARRANTS OVER ORDINARY SHARES
NOTE 12: -	WARRANTS OVER ORDINARY SHARES

Upon the closing of the Transactions, 16,231,241 warrants were issued (including warrants to Perception and Antara), out of which 14,312,491 public warrants and 1,918,750 private warrants. These warrants were issued by Collective Growth prior to the Transactions, assumed by the Company and became Company Warrants outstanding to purchase Company Ordinary Shares.

Each warrant entitles the holder to purchase one Company Ordinary Share at a price of $11.50 per share, subject to adjustments. The warrants are exercisable at any time commencing 30 days after the completion of the Transactions and expire five years after the Closing Date or earlier upon redemption or liquidation. The Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant at any time after they become exercisable, provided that the last sale price of the Company Ordinary Shares equals or exceeds $18 per share, subject to adjustments, for any 20-trading days within a 30-trading day period ending three business days prior to the date on which the Company sends the notice of redemption to the warrant holders. The private warrants have similar terms as the public warrants, except that the private warrants may be exercised for cash or on a cashless basis at the holder’s option and the private warrants will not be redeemed by the Company as long as they are held by the initial purchasers or their permitted transferees, but once they are transferred, they have the same rights as the public warrants.

As of December 31, 2024, 1,465,000 private warrants are no longer held by their initial purchasers or their permitted transferees. As a result, such private warrants have the same terms as the public warrants and were classified to equity. As of December 31, 2024, 453,750 private warrants remain outstanding.